Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-22706 rcj

DecisionLink, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	March 31, 2002	PETITION DATE:	December 6, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here       the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

		End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liabilities Structure
	a. Current Assets	$85,425	$89,910
	b. Total Assets	119,964	123,723	$107,148
	c. Current Liabilities	267,392	186,118
	d. Total Liabilities	$9,176,112	$9,094,838	$8,908,720

		Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$122,158	$57,728	$240,403
	b. Total Disbursements	120,026	51,873	221,228
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	2,132	5,855	19,175
	d. Cash Balance Beginning of Month	20,293	14,438	3,250
	e. Cash Balance End of Month (c + d)	$22,425	$20,293	$22,425

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(37,639)	$(29,149)	$(175,442)
5.	Account Receivables (Pre and Post Petition)	0	0
6.	Post-Petition Liabilities	267,392	186,118
7.	Past Due Post-Petition Account Payables (over 30 days)	$2,997	$1,685

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

12.	Is the estate insured for replacement cost of assets and for general liability?	X

13.	Are a plan and disclosure statement on file?	X

14.	Was there any post-petition borrowing during this reporting period? (additional information attached)	X

15.	Check if paid: Post-petition taxes ☐; U.S. Trustee Quarterly Fees ☐; Check if filing is current for: Post-petition tax reporting and tax returns: ☒.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	April 22, 2002	/S/ R. Kenyon Culver, CFO
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended February 28, 2002

Current Month						Cumulative	Next Month
Actual	Forecast	Variance				(Case to Date)	Forecast
				Revenues:
$0	$0	$0	1	Gross Sales		$0	$0
0	0	0	2	less: Sales Returns & Allowances		0	0
0	0	0	3	Net Sales		0	0
0	0	0	4	less: Cost of Goods Sold (Schedule ‘B’)		0	0
0	0	0	5	Gross Profit		0	0
0	0	0	6	Interest		0	0
0	0	0	7	Other Income:		0	0
			8
			9
0	0	0	10	Total Revenues		0	0
				Expenses:
0	0	0	11	Compensation to Owner(s/Officer(s)		0	0
0	0	0	12	Salaries		0	0
0	0	0	13	Commissions		0	0
3,128	0	(3,128)	14	Contract Labor		10,405	0
			15	Rent/Lease:
5,000	1,875	(3,125)	16	Real Property		7,500	1,875
2,829	2,569	(260)	17	Insurance		13,018	2,569
0	0	0	18	Management Fees		0	0
0	0	0	19	Depreciation		0	0
				Taxes:
0	0	0	20	Employee Payroll Taxes		0	0
0	0	0	1	Real Property Taxes		0	0
0	0	0	2	Other Taxes		204	0
0	0	0	3	Other Selling		3,000	0
6,401	4,675	(1,726)	4	Other Administrative		29,600	4,675
0	0	0	5	Interest		310	0
0	9,167	9,167	6	Other Expenses:	License fees	0	9,167
2,273	0	(2,273)	7	Patent Amortization		8,675	0
			8
			9
			10
			11
			12
			13
			14
19,631	18,286	(1,345)	15	Total Expenses		72,712	18,286

(19,631)	(18,286)	(1,345)	16	Subtotal		(72,712)	(18,286)

				Reorganization Items:
(18,008)	(25,667)	7,659	17	Professional Fees (additional information attached)		(102,230)	(25,667)
0	0	0	18	Provisions for Rejected Executory Contracts		0	0
0	0	0	19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case		0	0
0	0	0	20	Gain or (Los)s from Sale of Equipment		0	0
0	0	0	21	U.S. Trustee Quarterly Fees		(500)	0
			22

(18,008)	(25,667)	7,659	23	Total Reorganization Items		(102,730)	(25,667)

(37,639)	(43,953)	6,314	24	Net Profit (Loss) Before Federal & State Taxes		(175,442)	(43,953)
0	0	0	25	Federal & State Income Taxes		0	0
$(37,639)	$(43,953)	$6,314	26	Net Profit (Loss)		$(175,442)	$(43,953)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended  March 31, 2002

			From Schedules	Market Value
		Assets
		Current Assets
1		Cash and cash equivalents — unrestricted		$22,425
2		Cash and cash equivalents — restricted		0
3		Accounts receivable (net)	A	0
4		Inventory	B	0
5		Prepaid expenses		11,284
6		Professional retainers		38,810
7	Other:	Deposits		12,906
8				0

9		Total Current Assets		85,425

		Property and Equipment (Market Value)
10		Real property	C	0
11		Machinery and equipment	D	0
12		Furniture and fixtures	D	0
13		Office equipment	D	0
14		Leasehold improvements	D	0
15		Vehicles	D	0
16		Other:	D
17			D
18			D
19			D
20			D

21		Total Property and Equipment		0

		Other Assets
22		Investment in IDL Corp. Loans		10
23		Loans to affiliates ($930,990 book value to Intrex Data Communications Corp) (C)		0
24		Patents, net book value (A)		31,529
25		Investment in wholly-owned subsidiaries ($23,391,969 book value) (B)		0
26		Due from subsidiaries: FCI - $14,066,884; other subsidiaries - $3,061,550 (C)		0
27		Due from IDL Corp., an affiliated company		3,000

28		Total Other Assets		34,539

29		Total Assets		$119,964

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

(A) Market value, if any, undetermined at submission date of Monthly Operating Report.
(B) Market value unknown at submission date. Status as follows: (i) FCI Environmental, Inc. filed a Ch. 11 Bankruptcy petition in the District of Nevada on December 20, 2001, and continues in operation, and (ii) Intrex Data Communication
Corp, a British Columbia subsidiary, is insolvent without operations.
(C) Market value estimated by management to be zero as underlying wholly-owned subsidiaries are insolvent.

Liabilities and Equity

(General Business Case)

			From Schedules
Liabilities
		Post-Petition

		Current Liabilities
30		Salaries and wages		$0
31		Payroll taxes		0
32		Real and personal property taxes		0
33		Income taxes		0
34		Sales taxes		0
35		Notes payable (short term)		115,000
36		Accounts payable (trade)	A	46,399
37		Real property lease arrearage		0
38		Personal property lease arrearage		0
39		Accrued professional fees		104,229
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Accrued interest DIP loan		1,764
42
43

44		Total Current Liabilities		267,392

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		267,392

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	646,650
49		General unsecured claims	F	8,262,070

50		Total Pre-Petition Liabilities		8,908,720

51		Total Liabilities		9,176,112

		Equity (Deficit)
52		Equity (Deficit at time of filing)		(36,634,264)
53		Capital Stock		15,695
54		Additional paid-in capital		55,363,204
55		Cumulative profit/(loss) since filing of case		(175,442)
56		Post-petition contributions/(distributions) or (draws)		0
57	Preferred stock (details attached)			13,898,300
58		Market value adjustment		(41,523,641)

59		Total Equity (Deficit)		(9,056,148)

60		Total Liabilities and Equity (Deficit)		$119,964

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$0	$43,402
31-60 Days	0	1,418
61-90 Days	0	1,549	$2,997
91+ Days	0	30
Total accounts receivable/payable	0	$46,399
Allowance for doubtful accounts	0
Accounts receivable (net)	0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Cost of Goods

		Inventory(ies)
		Balance at	Inventory Beginning of Month
		End of Month		$0
			Add —
Retail/Restaurants —			Net purchase	0
Product for resale		$0	Direct labor	0
			Manufacturing overhead	0
Distribution			Freight in	0
Products for resale		0	Other:

Manufacturer —				0
Raw Materials		0		0
Work-in-progress		0	Less —
Finished goods		0	Inventory End of Month	0
			Shrinkage	0
Other — Explain		0	Personal Use	0

			Cost of Goods Sold	0
TOTAL		0

Method of Inventory Control			Inventory Valuation Methods

Do you have a functioning perpetual inventory system? N/A			Indicate by a checkmark method of inventory used.
Yes ☐	No	☐
How often do you take a complete physical inventory? N/A			Valuation methods - N/A
			FIFO cost
Weekly			LIFO cost
Monthly			Lower of cost or market
Quarterly			Retail method
Semi-annually			Other -
Annually			Explain
Date of last physical inventory was		N/A

Date of next physical inventory is		N/A

Schedule C

Real Property

Description	Cost	Market Value

None	$0	$0

Total	0	0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value

Machinery & Equipment -
None	0	0

Total	0	0

Furniture & Fixtures -
	0	0

Total	0	0

Office Equipment -
	0	0

Total

Leasehold Improvements -
None	0	0

Total	0	0

Vehicles -
None	0	0

Total	0	0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total

Federal
Income Tax Withholding	$0	$0	$0	$0	$0
FICA - Employee					0
FICA - Employer					0
Unemployment (FUTA)					0
Income					0
Other (Attach List)					0
Total Federal Taxes	0	0	0	0	0
State and Local
Income Tax Withholding	0	0	0	0	0
Unemployment (UT)					0
Disability Insurance (DI)					0
Empl. Training Tax (ETT)					0
Sales					0
Excise					0
Real property					0
Personal property					0
Income					0
Other (Attach List)					0
Total State & Local Taxes	0	0	0	0	0
Total Taxes	0	0	0	0	0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$0	$0
Priority claims other than taxes	779,969	643,455
Priority tax claims	3,195	3,195
General unsecured claims	$8,264,721	$8,262,070

(a)           List total amount of claims even it under secured.

(b)                               Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Bank of America	Merrill Lynch
Account Type	Checking	Money Market
Account No.	3755508414	234-07J31
Account Purpose	General disbursement
Balance, End of Month	$21,748	$677
Total Funds on Hand for all Accounts	$22,425

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended March 31, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	0	0
3	Interest Received	0	0
4	Borrowings	50,000	115,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Cash received from sales of FCI Environmental OxySense product	72,158	119,940
8	Customer deposits	0	4,063
9	Asset disposition	0	1,400
10
11
12	Total Cash Receipts	122,158	240,403

	Cash Disbursements
13	Payments for Inventory	0	6,004
14	Selling	3,227	3,227
15	Administrative	25,332	49,439
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,898
20	Real Property	2,500	31,952
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	0	0
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	2,225	8,028
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	0	0
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	0	0
29	Employer Payroll Taxes	0	0
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	938
33	Transfers to IDL Corp., an affiliated company	0	3,000
34	Transfers to FCI Environmental, Inc., an affiliated company	86,742	115,742
35
36
37
38	Total Cash Disbursements:	120,026	221,228
39	Net Increase (Decrease in Cash)	2,132	19,175
40	Cash Balance, Beginning of Period	20,293	3,250
41	Cash Balance, End of Period	$22,425	$22,425

MONTHLY OPERATING REPORT

DecisionLink, Inc.  Case No. 01-22706 rjc

March 31, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of DecisionLink, Inc. (“DLNK”) on a stand-alone basis. This financial information does not include the accounts of DLNK’s subsidiaries.

No. 11. Payments made to officers:

Payment Date

Check Nbr.

Amount

Purpose

Payee

3/02/02	1065	$323.40	Expense reimbursement	Ken Culver, CFO
3/11/02	1370	$1,901.78	Expense reimbursement	Peter Gerard, CEO

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. $115,000 has been received by the end of this reporting period.

1

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Revenues — DLNK is a non-operating parent company thereby generating no revenues.

Expenses — Certain of DLNK’s obligations are undertaken for the benefit of its operating subsidiaries; as such, the related expense is charged to its subsidiaries. For example, DLNK is the obligor for the Las Vegas facility housing two of its wholly owned operating subsidiaries. As a result, the post-petition accounts payable for this lease is charged to DLNK while the related lease expense is charged to the wholly owned operating subsidiaries.

All salaries for employees that are primarily involved in corporate activities are, and historically have been, paid through a wholly owned subsidiary of DLNK. As all corporate activity related salary is allocated in support of the operating subsidiaries, no salary expense is recorded for DLNK.

Reorganization Items — Professional Fees — Comprised of expenses for bankruptcy counsel  ($9,008), ordinary course counsel ($9,000).

Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including three of DLNK’s wholly owned subsidiaries. Of these subsidiaries, FCI Environmental, Inc. (“FCI”) filed a Chapter 11 bankruptcy petition on December 20, 2001 (Case No. 01-23229).

Balance Sheet:

Cash — Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	3755508414
Bank of America	4791333668

Other Assets — DLNK historically utilized and continues to utilize a single consolidating general ledger. As such, there was no necessity to formally allocate charges via intercompany accounts as these accounts are eliminated in consolidation. As a result, in order to report DLNK for bankruptcy purposes as a stand-alone entity, certain intercompany balances were estimated. These estimates are subject to change; however, in management’s opinion based on current circumstances, there is no market value for the amounts due to DLNK from subsidiaries.

2

Equity:

Common stock - At December 6, 2001, common stock consisted of 500,000,000 authorized, $0.0001 par value shares of which approximately 158,500,000 shares were issued and outstanding.

Preferred stock —

Series A; $0.001 par value; 10,000,000 authorized shares; 207,848 convertible shares issued and outstanding; $15 per share liquidation value. Accumulated undeclared dividends in arrears on the petition date total $1,714,742 if elected in cash or 97,549 additional Series A preferred shares if elected in additional shares.

Series B; $0.01 par value; 10,000,000 authorized shares; 72,000 convertible shares issued and outstanding; $10 per share liquidation value.

Special Series; $0.001 par value; 2,250,000 authorized shares; approximately 1,750,000 convertible shares issued and outstanding.

END

3